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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                           Plan Investment Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                           Plan Investment Fund, Inc.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

--------------------------------------------------------------------------------
PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                           PLAN INVESTMENT FUND, INC.
                               2 MID AMERICA PLAZA
                                    SUITE 200
                        OAKBROOK TERRACE, ILLINOIS 60181
                              --------------------

                           NOTICE OF ANNUAL MEETING OF
                        PARTICIPATION CERTIFICATE HOLDERS
                           TO BE HELD ON JUNE 22, 2005
                              --------------------


TO:      The Participation Certificate Holders of Plan Investment Fund, Inc.

The Annual Meeting of Participation Certificate holders of Plan Investment Fund, Inc. (the "Company") will be held on June 22, 2005, at 10:30 a.m. CDT at the offices of BCS Financial Services Corp., 2 Mid America Plaza, Suite 200, Oakbrook Terrace, Illinois 60181, for the following purposes:

(1) To elect nine Trustees; each Trustee elected will hold office until the next annual meeting of Participation Certificate holders or until his successor is duly elected and qualified;

(2) To approve the selection of Deloitte & Touche LLP as the Independent Registered Public Accounting Firm for the Company for the fiscal year ending December 31, 2005;

(3) To transact such other business as may properly come before the meeting.

         The subjects referred to above are discussed in the Proxy Statement attached to this Notice. Each Participation Certificate holder is invited to attend the Annual Meeting of Participation Certificate holders in person. If a quorum is not present at the annual meeting, the Company reserves the right to adjourn the meeting.

         Participation Certificate holders of record at the close of business on April 29, 2005 have the right to vote at the meeting.

         Whether or not you expect to be present at the meeting, we urge you to complete, date, sign and return the enclosed proxy by May 31, 2005 in the enclosed envelope in order that the meeting may be held and a maximum number of Participation Certificates may be voted.

        May 13, 2005                         B
                                             Sandra K. Strutz, Secretary

                           PLAN INVESTMENT FUND, INC.
                               2 MID AMERICA PLAZA
                                    SUITE 200
                        OAKBROOK TERRACE, ILLINOIS 60181

                                 PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Plan Investment Fund, Inc. (the "Company") for use at the Annual Meeting of Participation Certificate holders to be held on June 22, 2005, at 10:30 a.m. CDT at the offices of BCS Financial Services Corp. ("BCS"), 2 Mid America Plaza, Suite 200, Oakbrook Terrace, Illinois 60181, Chicago, IL (such meeting, including any adjournment thereof, being referred to as the "Meeting"). The Company will bear all proxy solicitation costs. Any Participation Certificate ("PC") holder giving a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person. This Proxy Statement and the enclosed proxy are expected to be distributed to PC holders on or about May 13, 2005.

The Company currently offers two portfolios - the Government/REPO Portfolio and the Money Market Portfolio. Only PC holders of record at the close of business on April 29, 2005, will be entitled to vote at the Meeting. On that date the following number of PCs of the Company were outstanding and entitled to be voted at the Meeting: 886,444,464.47 Government/REPO Portfolio PCs, and 170,576,052.57 Money Market Portfolio PCs. Each PC is entitled to one vote. Cumulative voting is not permitted.

Each PC holder of record on the record date shall be entitled to cast one vote for each PC and a pro rata vote for each fractional PC outstanding in its name as of the record date on each matter to be voted upon at the meeting. The approval of a majority of the issued and outstanding PCs affected by the matter to be voted upon shall be required for approval of such matter. The PC holders entitled to cast a vote with respect to at least a majority of the Company's issued and outstanding PCs, present in person or by proxy, shall constitute a quorum at the Meeting. Abstentions and broker non-votes shall be counted for purposes of determining the presence or absence of a quorum for the transaction of business. Members of the Board of Trustees shall be elected by written ballots, each of which shall be signed by the PC holder or its proxy and specifying the number of PCs voted with respect to such election.

The Company's Annual Report for its Government/REPO and Money Market Portfolios, containing financial statements for the year ended December 31, 2004, has been mailed to PC holders and is not to be regarded as proxy solicitation material. To receive a free copy of this report, call PFPC Inc. at (800) 441-7764.

If you do not expect to be present at the Meeting and wish your PCs to be voted, please date and sign the enclosed proxy and mail it in the enclosed reply envelope addressed to the Company, c/o PFPC Inc., P.O. Box 8950, Wilmington, Delaware 19885-9628.

                              ELECTION OF TRUSTEES

Nine Trustees are to be elected at the Meeting. Each Trustee so elected will hold office until the next Annual Meeting of PC holders and until his successor is elected and qualified, or until his term as a Trustee is terminated as provided in the Company's Bylaws. The person named as a proxy in the accompanying proxy has been designated by the Board of Trustees and, unless contrary instructions are given, intends to vote for the nominees named below.

The entire Board of Trustees consists of 11 persons, so the election of the nominees named herein will result in two vacancies. The board was expanded recently from nine persons and nominees to fill the remaining positions have not been selected. The proxies cannot be voted for a greater number of persons than the nominees named herein. Under the bylaws of the Company, vacancies on the Board of Trustees may be filled by a vote of the majority of the Trustees then in office.

All PCs represented by valid proxies will be voted in the election of Trustees for each nominee named below unless authority to vote for a particular nominee is withheld. Should any nominee withdraw from the election or otherwise be unable to serve, the named proxy will vote for the election of such substitute as the Board of Trustees may recommend unless a decision is made to reduce the number of Trustees serving on the Board. The election of Trustees must be approved by a majority of the outstanding PCs of the Company. The following table sets forth certain information about the nominees:

INTERESTED TRUSTEES

                                                                                                 NUMBER OF
                                           TERM OF                                               PORTFOLIOS
                                           OFFICE                                                 IN FUND         OTHER
                                            AND                                                   COMPLEX      TRUSTEESHIPS
                           POSITION(s)    LENGTH OF               PRINCIPAL                     OVERSEEN BY      HELD BY
      NAME,                 HELD WITH       TIME                OCCUPATION(s)                   NOMINEE FOR     NOMINEE FOR
 ADDRESS, AND AGE              FUND        SERVED            DURING PAST 5 YEARS                  TRUSTEE         TRUSTEE
 ----------------          ----------     ---------          -------------------                -----------    ------------
David P. Behnke*          Trustee,          1 Year    March 2003 to Present - Senior Vice            Two            None
676 North St. Clair       President and               President and Chief Financial Officer,
Suite 1600                Chief                       BCS Financial Corporation (Holding
Chicago, IL 60611         Executive                   Company), BCS Financial Services
Age 51                    Officer                     Corporation, BCS Insurance Company, BCS
                                                      Life Insurance Company, Plans' Liability
                                                      Insurance Company and BCSI Holdings,
                                                      Inc.;
                                                      May 2000 to March 2003 -
                                                      Vice President and Chief
                                                      Financial Officer, BCSI
                                                      Holdings, Inc.; Senior
                                                      Vice President, BCS
                                                      Insurance Company January
                                                      2000 to May 2000 -
                                                      Consultant,
                                                      PricewaterhouseCoopers
                                                      LLP.

John G. Foos *            Executive         1 Year    January 2000 to Present - Senior Vice          Two            None
1901 Market St.           Trustee                     President and Chief Financial Officer,
Philadelphia, PA 19103                     3 Years    Independence Blue Cross.
Age 55                    Trustee

* The Trustees of the Fund listed above may be deemed "interested persons" as defined in the Investment Company Act. David P. Behnke may be deemed an "interested person" of the Company as a result of his status as President and Chief Executive Officer of the Company. John G. Foos may be deemed an "interested person" of the Company as a result of his status as Executive Trustee of the Company.

DISINTERESTED TRUSTEES

                                                                                                 NUMBER OF
                                           TERM OF                                               PORTFOLIOS
                                           OFFICE                                                 IN FUND         OTHER
                                            AND                                                   COMPLEX      TRUSTEESHIPS
                           POSITION(s)    LENGTH OF               PRINCIPAL                     OVERSEEN BY      HELD BY
      NAME,                 HELD WITH       TIME                OCCUPATION(s)                   NOMINEE FOR     NOMINEE FOR
 ADDRESS, AND AGE              FUND        SERVED            DURING PAST 5 YEARS                  TRUSTEE         TRUSTEE
 ----------------          ----------     ---------          -------------------                -----------    ------------
Paul F. Brown                Trustee      1 Year     September 2002 to Present  - Vice              Two               None
225 North Michigan Ave.                              President and Deputy General Counsel,
Chicago, IL 60611                                    BlueCross BlueShield Association;
Age 40
                                                     January 2000 to August 2002
                                                     - Partner/Associate,
                                                     Kirkland & Ellis.


Emil D. Duda (1)             Trustee      3 Years    March 2004 - Present - Senior Executive        Two               None
165 Court Street                                     Vice President and Chief Financial
Rochester, NY 14647                                  Officer, The Lifetime Healthcare
Age 53                                               Companies;

                                                     January 2000 to February 2004 -
                                                     Executive Vice President and Chief
                                                     Financial Officer, The Lifetime
                                                     Healthcare Companies.

Terry D. Kellogg (1)         Trustee      1 Year     April 2005 - Present - Executive Vice          Two               None
450 Riverchase Parkway                               President, BlueCross BlueShield of
East                                                 Alabama;
Birmingham, AL 35244                                 July 2002 to April 2005 - Executive
Age 51                                               Vice President and Chief Financial
                                                     Officer, BlueCross
                                                     BlueShield of Alabama;
                                                     January 2000 to June 2002 -
                                                     Senior Vice President and
                                                     Chief Financial Officer,
                                                     BlueCross BlueShield of
                                                     Alabama.

C. Wyndham Kidd, Jr. (1)     Trustee      1 Year     March 2000 to Present - Executive Vice         Two               None
1215 S. Boulder Ave.                                 President, Health Management and Chief
Tulsa, OK 74119                                      Financial Officer, Blue Cross Blue
Age 54                                               Shield of Oklahoma;
                                                     January 2000 to February 2000 -
                                                     Executive Vice President and Chief
                                                     Financial Officer, Rocky Mountain
                                                     HealthCare Corporation.

Robert A. Leichtle (2)       Trustee      4 Years    January 2000 to Present - Executive            Two               None
1 -- 20 East at Alpine                               Vice President, Chief Financial Officer
Road                                                 and Treasurer, BlueCross BlueShield of
Columbia, SC 29219                                   South Carolina;
Age 58

Gerard T. Mallen               None        None      February 2004 to Present - Vice                None              None
300 East Randolph Street                             President, Treasury Operations, Health
Chicago, IL 60601-5099                               Care Service Corporation;
Age 51                                               January 2000 to February 2004 - Vice
                                                     President and Chief Financial Officer,
                                                     Fort Dearborn Life.

Joseph F. Reichard, CCM      Trustee      7 Years    January 2000 to Present - Vice                 Two               None
(2)                                                  President, Treasury Services and
120 Fifth Avenue                                     Assistant Treasurer, Highmark,
Pittsburgh, PA 15222                                 Inc.;(Insurance Company)
Age 57

(1)      Member of the Audit Committee
(2)      Member of the Nominating Committee

                                                                                       AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                                                                                         IN ALL REGISTERED INVESTMENT COMPANIES
                                                                                                         OVERSEEN
        NAME OF TRUSTEE OR           DOLLAR RANGE OF EQUITY SECURITIES IN                  BY TRUSTEE OR NOMINEE IN FAMILY OF
             NOMINEE                                THE FUND                                     INVESTMENT COMPANIES

As of December 31, 2004, none of the Company's Trustees or nominees had "beneficial ownership" (as such term is defined by Rule 16a-1(a)(2) under the Securities Exchange Act of 1934) of PCs in the

Company or any registered investment companies overseen by the Trustees or nominees within the same family of investment companies as the Company.


                             NAME OF
 NAME OF TRUSTEE     OWNERS AND RELATIONSHIPS                                              VALUE
    OR NOMINEE        TO TRUSTEE OR NOMINEE         COMPANY         TITLE OF CLASS     OF SECURITIES   PERCENT OF CLASS

As of December 31, 2004, none of the Company's Trustees or nominees who are not interested persons of the Company or their immediate family members were record owners or "beneficial owners" (as such term is defined by Rule 13d-3 or Rule 16a-1(a)(2) of the Securities Exchange Act of 1934) of PCs of an investment advisor of the Company or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor of the Company.

As individuals, the Trustees cannot directly own PCs of the Company; however, all of the Trustee nominees are officers or employees of corporations that are eligible to own PCs and may be deemed to exercise voting and investment power in that capacity. As of April 29, 2005 these Trustee nominees' employers owned or controlled the following:

                                                       GOVERNMENT/REPO                          MONEY MARKET
TRUSTEE                                                 PORTFOLIO PCs                           PORTFOLIO PCS
-------                                                ---------------                         --------------
David P. Behnke                                          10,170,131.83                                   0.00
Paul F. Brown                                           117,999,040.88                          34,142,615.26
Emil D. Duda                                            408,717,574.33                              29,821.11
John G. Foos                                                 75,456.62                               1,439.61
Terry D. Kellogg                                          2,511,612.40                               2,781.85
C. Wyndham Kidd, Jr.                                     18,298,882.79                               3,980.28
Gerard T. Mallen                                         12,516,749.11                             481,560.51
Robert A. Leichtle                                      134,582,164.74                                   0.00
Joseph P. Reichard                                                0.00                          62,570,700.00

The Board of Trustees met four times during the Company's last fiscal year. Trustee Kellogg attended less than 75% of the fiscal year meetings of the Board of Trustees held during the period he was a Trustee.

The Company pays Trustees who are not employed by Blue Cross and/or Blue Shield Plans, subsidiaries or affiliates $500 for each Trustee meeting physically attended by Trustees and $150 for meetings held by telephone. All Trustees and officers receive reimbursement for out-of-pocket expenses. Trustees employed by Blue Cross and/or Blue Shield Plans, subsidiaries or affiliates and officers of the Company are not paid for attending meetings. Officers of the Company receive no compensation from the Company for performing the duties of their offices.

BCS has been retained to act as administrator for the Company. For the services provided and expenses assumed by BCS as administrator, BCS is entitled to receive a fee, computed daily and payable monthly, at a rate equal to .05% of each Portfolio's average annual net assets. For the fiscal year ended December 31, 2004, BCS was paid $84,489 and voluntarily waived $187,378 of the $271,867, which BCS was entitled to as the fee payable for its services as administrator for the Government/REPO Portfolio. For the fiscal year ended December 31, 2004, BCS was paid

$128,065 for its services as administrator for the Money Market Portfolio. For the four months ending April 30, 2005, BCS had earned $56,498 after voluntary fee waivers, as administrator for the Government/REPO Portfolio, and $25,755 after voluntary fee waivers, as administrator for the Money Market Portfolio.

COMMITTEES OF THE BOARD OF TRUSTEES

The Board of Trustees has a standing Audit Committee and a standing Nominating Committee. The Board of Trustees does not have a standing Compensation Committee.

Audit Committee. The purpose of the Audit Committee is to assist the Board of Trustees in fulfilling its governance responsibilities by, among other things, inquiring:

         - whether management has maintained the reliability and integrity of Company policies and financial reporting and disclosure practices;

         - whether management has established and maintained processes to assure that an adequate system of internal control is functioning;

         - whether management has established and maintained processes to assure compliance by the Company with applicable laws and regulations;

         - about and evaluating the performance and qualifications of financial management and the independent auditors, and

         - by encouraging open communication among management, the independent auditors and the Board of Trustees.

The audit committee is responsible for identifying the independent auditors for selection by the Board of Trustees to audit the Company's financial statements, reviewing the auditor's fees, reviewing and approving the scope of the audit and pre-approving certain audit and non-audit services to be provided to the Company, and in certain cases, non-audit services provided to the Company's investment adviser and certain affiliated parties.

The members of the Audit Committee are Emil Duda, Terry Kellogg and Wyndham Kidd, Jr. The Audit Committee met one time during the Company's most recent fiscal year.

Nominating Committee. The purpose of the Company's Nominating Committee is to gather information and make recommendations to the PC holders of nominees for election as Trustees of the Company and the Audit Committee. The Nominating Committee has a charter. The charter is set forth on the Company's website http://www.pif.com.

The members of the Nominating Committee are Robert Leichtle and Joseph Reichard. None of the members of the Nominating Committee are "interested persons" of the Company, as defined in section 2(a)(19) of the Investment Company Act. The Nominating Committee met three times during the Company's most recent fiscal year.

The Nominating Committee will consider PC holders' recommendations of potential nominees for election as Trustees. Recommendations of potential nominees for election at the annual meeting of

PC holders should be submitted in writing to the Company at its principal office. Recommendations of potential nominees for election at the annual meeting of PC holders to be held in 2006 must be received by the Company by January 13, 2006.

While there are no specific, minimum qualifications that the Nominating Committee believes must be met by a Nominating Committee recommended nominee, in the past the Nominating Committee recommended nominees generally have been current or former executives of PC holders.

In evaluating potential trustee nominees, including nominees recommended by Participation Certificate holders, the Nominating Committee considers such qualifications and skills as it deems relevant. The committee considers, among other things:

         - whether the candidate will qualify as a trustee who is not an "interested person" of the Company;

         - the absence of any real or apparent conflict of interest that would interfere with the candidate's ability to act in the best interests of the Company and its Participation Certificate holders;

         - the contribution that the candidate can make to the Board of Trustees by virtue of his or her education, business experience and financial expertise;

         - the interplay of the candidate's skills and experience with the skills and experience of other Board members;

         - whether the candidate is willing to commit the time necessary to attend meetings and fulfill the responsibilities of a trustee;

         - the candidate's personality traits, including integrity, independence, leadership, sound business judgment and the ability to work effectively with the other members of the Board of Trustees; and

         - familiarity with the Company and utilization of the Company by the nominees' employer.

With respect to the re-nomination of incumbent Trustees, past service to the Board is also considered.

The Nominating Committee, acting through its members and with the assistance of officers of BCS Financial Services Corporation, its administrator, usually seeks nominees by making inquiries of PC holders. The Nominating Committee evaluates the qualifications of potential nominees, taking into consideration the factors set forth above, among others. The Nominating Committee will not evaluate nominees differently based on whether the nominee is recommended by a PC holder, but the Nominating Committee would be likely to recommend nominees who are associated with several different PC holders, rather than have several nominees who are associated with a single PC holder. The nominee approved by the Nominating Committee for inclusion in the Company's proxy card for the Meeting (other than executive officers of the Company and trustees standing for re-election) is Gerard T. Mallen. The nominee was recommended by his employer, Health Care Service Corporation, a PC holder.

The Company does not have a formal process for security holders to send communications to the Board of Trustees because the Company does not believe such a process is necessary. The Company expects that it will send any communication received for the trustees directly to them, unless the officers of the Company determine such communication to be inappropriate.

The Company encourages trustees to attend annual meetings of PC holders. Seven trustees attended last year's annual meeting of PC Holders. Six of these attendees attended the annual meeting by conference telephone.

          APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP has been selected by the Board of Trustees, including all of the Board of Trustees who are not interested persons, as the Independent Registered Public Accounting Firm for the Company for the fiscal year ending December 31, 2005. The Trustees selected Deloitte & Touche LLP at a meeting held March 8, 2005. The ratification of the selection of the Independent Registered Public Accounting Firm for the 2005 fiscal year is to be voted upon at the Meeting, and it is intended that the persons named in the accompanying proxy will vote for Deloitte & Touche LLP unless contrary instructions are given. The selection of The Independent Registered Public Accounting Firm is being submitted for ratification at the Meeting as required by the Investment Company Act of 1940. Deloitte & Touche LLP has been the Company's Independent Registered Public Accounting Firm since March 17, 2004 and has no direct or material indirect financial interest in the Company. It is expected that a representative of Deloitte & Touche LLP will be available at the meeting to make a statement if desired and to respond to appropriate questions.

AUDIT AND NON-AUDIT FEES

The following table sets forth the aggregate audit and non-audit fees billed to the Company for the fiscal years ended December 31, 2004 and 2003 for professional services rendered by the Company's Independent Registered Public Accounting Firms. The Company's Independent Registered Public Accounting Firm for the year-ended December 31, 2004 was Deloitte & Touche LLP. The Company's Independent Registered Public Accounting Firm for year-ended December 31, 2003 was Ernst & Young LLP.


                                                               Year Ended December 31
                                                                2004          2003
                                                               -------        ------

                    Audit fees                                 $20,000        $34,300
                    Audit-related fees                          12,000         10,000
                    Tax fees                                         0              0
                    All other fees                                   0              0
                                                               -------        ------
                    Total                                      $32,000        $43,300

Audit fees include fees billed for professional services associated with the annual audits and filings of the Company's Form N-1A, N-CSR, Form N-SAR and 17f-2 of the Investment Company Act of 1940. Audit related fees are fees billed for assurance and related services that are reasonably related to the performance of the audit. The audit related fees shown above in 2003 principally related to consultations on Sarbanes-Oxley implementation matters. The 2004 audit related fees, shown above, are principally related to the semi-annual review of the financial statements as of June 30, 2004. Tax fees would be for fees billed for services rendered for tax compliance, tax advice and tax planning by the Company's Independent Registered Public Accounting Firm. All other fees would be for services rendered other than those included in the audit, audit-related or tax categories. All services for 2003 and 2004 for which fees are included in the table above were pre-approved by the audit committee of the Company.

OTHER AFFILIATE FEES REQUIRED TO BE PRE-APPROVED

Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee of the Board of Trustees of the Company also is required to pre-approve services by the Company's Independent Registered Accounting Firm to certain affiliate entities defined by SEC rules, including the Company's Advisor and any entity controlling, controlled by or under common control with the Advisor to extent such services are determined to have a direct impact on the operations or financial reporting of the Company. The amount of all other fees billed for services provided to the Company's Advisor for such services in 2003 was approximately $275,000 related to internal control reviews of the Advisor's trading operations. These services were pre-approved by the audit Committee of the Company. There were no non-audit fees to affiliates that required pre-approval in 2004.

AGGREGATE NON-AUDIT FEES

The aggregate non-audit fees billed for professional services for the Company, the Company's Advisor and all affiliates as defined,, totaled approximately $2,635,000 in 2003 and $680,000 in 2004, including services provided prior to May 6, 2003, the effective date of the pre-approval process. The audit committee has considered the compatibility of the non-audit services that were not subject to pre-approval with the Independent Registered Public Accounting Firm's independence.

AUDIT COMMITTEE PRE-APPROVAL POLICIES

The audit committee of the Company has adopted policies that require that each engagement of the Company's Independent Registered Public Accounting Firm to render audit or non-audit services to the Company be pre-approved by the Company's audit committee, or if the committee shall determine to delegate such matter to one of its members, such member. The Company's audit committee, or if the Committee shall determine to delegate such matter to one of its members, such member, also pre-approves all engagements by the Independent Registered Public Accounting Firm for non-audit services to the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Company, if the engagement relates directly to the operations or financial reporting of the Company. The foregoing pre-approval requirements will not apply to certain non-audit services, provided the same are limited in amount and other requirements are satisfied with respect thereto, in accordance with the applicable provisions of Rule 2-01 under SEC Regulation S-X.

                             ADDITIONAL INFORMATION

OFFICERS

Officers of the Company are elected by the Trustees and serve at the pleasure of the Board. Information is set forth below as to officers of the Company who are not Trustees:



                               POSITION(s)          TERM OF                            PRINCIPAL
          NAME,                 HELD WITH      OFFICE AND LENGTH                     OCCUPATION(s)
     ADDRESS, AND AGE             FUND           OF TIME SERVED                   DURING PAST 5 YEARS
     ----------------       ---------------    ------------------ ------------------------------------------------------
Dale E. Palka                   Treasurer           6 Years        March 2001 to Present - Senior Vice President,
676 North St. Clair Street                                         BCS Financial Services Corporation.  January 2000
Suite 1600                  Chief Compliance        6 months       to March 2001 - Vice President, BCS Financial
Chicago, IL 60611                Officer                           Services Corporation.
Age 57

Sandra K. Strutz                Secretary           2 Years        March 2003 to Present - Assistant Secretary, BCS
676 North St. Clair Street                                         Financial Corporation
Suite 1600                                                         November 2002 to March 2003 - Executive Assistant
Chicago, IL 60611                                                  & Corporate Meetings Coordinator, BCS Financial
Age 49                                                             Corporation January 2000 to October 2002 -
                                                                   Executive Assistant, BCS Financial Corporation.

The Company does not compensate any of its officers for services rendered to the Company in their capacity as officers. Mr. Palka and Ms. Strutz are officers of BCS, the administrator, and they receive compensation from BCS Financial Corporation.

SIGNIFICANT OWNERS

On April 29, 2005, the name, address, number of PCs held of record and percentage of ownership of persons which may be the beneficial owners of 5% or more of the outstanding PCs of the Government/REPO Portfolio because they possessed or shared voting or investment power with respect to such PCs on behalf of their underlying accounts were as follows:

                                                    AMOUNT AND NATURE OF
NAME AND ADDRESS OF BENEFICIAL OWNER                 BENEFICIAL OWNERSHIP                  PERCENT OF CLASS
------------------------------------                ---------------------                  ----------------
Blue Shield of California
50 Beale Street
San Francisco, California 94105                        56,885,935.75                         6.41%

BlueCross BlueShield Association
225 North Michigan Avenue
Chicago, Illinois 60601                               117,999,040.88                         13.31%

The Lifetime Healthcare Companies
165 Court Street
Rochester, New York 14647                             408,717,574.33                         46.08%

Capital Blue Cross
2500 Elmerton Avenue
Harrisburg, Pennsylvania 17177                         84,725,000.00                         9.54%

BlueCross BlueShield of South Carolina
1-20 at Alpine Road
Columbia, South Carolina 29219                        134,582,164.74                         15.07%

On April 29, 2005, the name, address, number of PCs held of record and percentage of ownership of persons which may be the beneficial owners of 5% or more of the outstanding PCs of the Money Market Portfolio because they possessed or shared voting or investment power with respect to such PCs on behalf of their underlying accounts were as follows:


                                                AMOUNT AND NATURE OF
NAME AND ADDRESS OF BENEFICIAL OWNER            BENEFICIAL OWNERSHIP                    PERCENT OF CLASS
------------------------------------            --------------------                    ----------------
Blue Cross Blue Shield of Arizona                   8,589,343.49                             5.03%
450 Riverchase Parkway East
Birmingham, Alabama 35298

Blue Cross Blue Shield of Delaware                  17,866,254.69                            10.46%
One Brandywine Gateway
Wilmington, Delaware 19899

Blue Cross and Blue Shield of Hawaii                18,222,470.23                            10.68%
818 Keeaumoku Street
Honolulu, Hawaii 96814

BlueCross BlueShield Association                    34,142,615.26                            19.99%
225 North Michigan Avenue
Chicago, Illinois 60601

Highmark, Inc.                                      62,570,700.00                            36.62%
120 Fifth Avenue
Pittsburgh, Pennsylvania 17402

Mountain State Blue Cross and Blue Shield           12,223,363.14                            7.16%
P.O. Box 1948
Parkersburg, West Virginia 26102

INVESTMENT ADVISOR

The investment advisor for the Government/REPO Portfolio and the Money Market Portfolio is BlackRock Institutional Management Corporation, 100 Bellevue Parkway, Wilmington, DE, 19809.

PC HOLDER PROPOSALS FOR NEXT ANNUAL MEETING

Any PC holder proposal intended to be presented at the Annual Meeting of PC holders to be held in 2006 must be received by the Company at its principal office not later than January 18, 2006 in order for it to be included in the Company's proxy materials relating to such Annual Meeting. In order for a PC holder to present a proposal at the 2006 Annual Meeting of PC holders, even if the proposal is not submitted by the deadline for inclusion in the Proxy Statement, notice must be given to the Secretary no later than March 29, 2006.

OTHER MATTERS

Management at present knows of no other business to be presented at the Meeting, or at any adjournment(s) thereof by or on behalf of the Company or its management. Should any other matter requiring a vote of PC holders arise, the persons named in the enclosed proxy will, unless authority to vote on other matters is withheld, vote for the recommendations of management with respect to such matters.

Dated: May 13, 2005

                PC HOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE
                  MEETING AND WHO WISH TO HAVE THEIR PCs VOTED
                   ARE REQUESTED TO DATE AND SIGN THE ENCLOSED
                          PROXY AND RETURN IT PROMPTLY.

                           PLAN INVESTMENT FUND, INC.
                               2 MID AMERICA PLAZA
                                    SUITE 200
                        OAKBROOK TERRACE, ILLINOIS 60181

                              --------------------

 PROXY SOLICITATION ON BEHALF OF THE BOARD OF TRUSTEES FOR THE ANNUAL MEETING OF
                        PARTICIPATION CERTIFICATE HOLDERS
                           TO BE HELD ON JUNE 22, 2005

                              --------------------

The undersigned Participation Certificate ("PC") holder of Plan Investment Fund, Inc. does hereby appoint, Sandra K. Strutz as attorney and proxy of the undersigned, with full power of substitution, to attend the Annual Meeting of Participation Certificate holders to be held on June 22, 2005, at the offices of BCS Financial Services Corporation, 2 Mid America Plaza, Suite 200, Oakbrook Terrace, Illinois, at 10:30 A.M. CDT and at all adjournments thereof, and there at to vote the PCs held in the name of the undersigned on the record date for said meeting on the matters listed below, all of which have been proposed by Plan Investment Fund, Inc.

1.   ELECTION OF NINE TRUSTEES

Instructions: To vote for individual nominees, place an "X" on the line next to each such nominee, up to a total of nine individual nominees. UNLESS THE AUTHORITY TO VOTE FOR A NOMINEE IS WITHHELD OR UNLESS OTHERWISE SPECIFIED, AUTHORITY IS DEEMED GRANTED TO VOTE FOR THE ELECTION OF SUCH NOMINEE.


               Name of                                                            Withhold
          Management Nominee                            Vote For                  Authority To Vote
          ------------------                            --------                  -----------------
All of nominees listed below Or individually:
David P. Behnke                                          _____                    _____
Paul F. Brown                                            _____                    _____
Emil D. Duda                                             _____                    _____
John G. Foos                                             _____                    _____
C. Wyndham Kidd, Jr.                                     _____                    _____
Terry D. Kellogg                                         _____                    _____
Robert A. Leichtle                                       _____                    _____
Gerard T. Mallen                                         _____                    _____
Joseph P. Reichard                                       _____                    _____

Name of additional nominees(s)                                Vote For

-------------------------                                    ------------

-------------------------                                    ------------

-------------------------                                    ------------

2.       SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ratify selection of Deloitte & Touche LLP as the Independent Registered Pubic Accounting Firm for the fiscal year ending December 31, 2005.


        _____FOR             ______  ABSTAIN            ______ AGAINST


3.       OTHER BUSINESS

Recommendations of management with respect to such other business properly brought before the Meeting (or any adjournment(s) thereof).

        _____FOR             ______  ABSTAIN            ______ AGAINST

The PCs represented by this Proxy shall be voted as instructed, provided that if no instruction is given for a particular matter, this Proxy confers authority to vote:

(a) For the election of the Nominating Committee's slate of Trustees set forth in paragraph 1 above;

(b) For Appointment of the Independent Registered Public Accounting Firm set forth in paragraph 2 above;

(c) For the recommendations of management with respect to such other business properly brought before the Meeting (or any adjournment(s) thereof).

Dated:______________________, 2005


--------------------------------------------
(Signature) (Title)

THIS PROXY SHOULD BE SIGNED BY AN OFFICER AUTHORIZED TO GIVE WRITTEN INSTRUCTIONS FOR INVESTMENT ACCOUNTS AND RETURNED TO PLAN INVESTMENT FUND, INC. C/O PFPC Inc., P. O. BOX 8950, WILMINGTON, DELAWARE, 19885-9628.


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